SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2003

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27718	13-3549286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Witmer Road, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 315-9000
(Former name or former address, if changed since last report)

Item 5.  Other Events.

              Announcement of Plans to Develop Proprietary Second Generation Versions of Therapeutic Proteins. On January 8, 2002, Neose Technologies, Inc. (the “Company”) presented its plans to develop proprietary second generation proteins and data on product profile improvements made to its first proprietary product candidate, at the JPMorgan H&Q healthcare conference in San Francisco. The Company’s presentation, which was webcast, included the slides set forth in Exhibit 99.1 to this Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information And Exhibits.

            (a)  Financial Statements of Businesses Acquired: None

            (b)  Pro Forma Financial Information: None

            (c)  Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

By:	/s/ Debra J. Poul
Debra J. Poul
Senior Vice President, General Counsel

Dated: January 8, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides presented by Neose Technologies, Inc. at JP Morgan H&Q Healthcare Conference on Wednesday, January 8, 2003.